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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2001



                            RAINING DATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                         (State or Other Jurisdiction of
                                 Incorporation)



                   000-16449                                94-3046892
           (Commission File Number)                      (I.R.S. Employer
                                                        Identification No.)


             17500 CARTWRIGHT ROAD
              IRVINE, CALIFORNIA                               92614
     (Address of Principal Executive Offices)               (Zip Code)


                                 (949) 442-4400
                         (Registrant's Telephone Number,
                              Including Area Code)

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ITEM 5. OTHER EVENTS.

     Raining Data Corporation (the "Company") entered into a Common Stock Purchase Agreement-2001, dated as of September 27, 2001, with Astoria Capital Partners, L.P. ("Astoria") pursuant to which the Company received an aggregate of $2.2 million in consideration for 1,760,000 shares of the Company's common stock at a price of $1.25 per share.

     As part of the private placement transaction, the Company also entered into a Registration Rights Agreement, dated as of September 27, 2001, with Astoria pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission, by December 27, 2001, a registration statement for the resale of the common stock acquired by Astoria pursuant to the Common Stock Purchase Agreement-2001. The Company also agreed to use its commercially reasonable efforts to cause the registration statement to be declared effective as soon as practicable after the registration statement is filed with the SEC. Additionally, the Company agreed to keep the registration statement effective until the earlier of (A) the date on which all of the common stock issued to Astoria has been sold and no further shares of common stock may be issued in the future, (B) the date on which all of the common stock issued to Astoria (in the opinion of Astoria's counsel) may be immediately sold without registration and without limitation as to volume by Astoria as to the number of shares to be sold, pursuant to Rule 144 or otherwise, or (C) September 27, 2005; plus the number of days equal to the period or periods of delay or suspension of the registration statement as provided more fully in the Registration Rights Agreement.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Common Stock Purchase Agreement-2001 and the Registration Rights Agreement, copies of which are attached hereto as Exhibits
10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit No.         Description
-----------         -----------

   10.1 Common Stock Purchase Agreement-2001, dated as of September 27, 2001, among Raining Data Corporation and Astoria Capital Partners, L.P.

   10.2 Registration Rights Agreement, dated as of September 27, 2001, by and among Raining Data Corporation and Astoria Capital Partners, L.P.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  RAINING DATA CORPORATION


Date: September 28, 2001                          By: /s/ Scott K. Anderson, Jr.
                                                      --------------------------
                                                          Scott K. Anderson, Jr.
                                                          Vice President -
                                                          Finance, Treasurer
                                                          and Secretary

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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------

   10.1 Common Stock Purchase Agreement-2001, dated as of September 27, 2001, among Raining Data Corporation and Astoria Capital Partners, L.P.

   10.2 Registration Rights Agreement, dated as of September 27, 2001, by and among Raining Data Corporation and Astoria Capital Partners, L.P.